Exhibit 10.1

                           Employment Agreement

As a material stockholder, key employee, and key contributor to the vision of SoftLock Services, Inc. and in consideration of continued employment by SoftLock and/or Fieldcrest Corp. for the term specified below, the undersigned agrees:

1) To continue to commit full-time efforts to the business of SoftLock Services, Inc., for a period of two years, commencing August 1, 1998, for compensation essentially the same as the current arrangement.

2) To refrain from any activities detrimental to SoftLock which directly or indirectly support current or potential competitors to the current or potential business of SoftLock Services, Inc.

3) To refrain from disclosing any information proprietary or confidential to SoftLock Services, Inc. which may be injurious to the interests of The Company.

4) To acknowledge SoftLock's exclusive ownership of any invention or product made or developed by me during the course of my employment relating to current or currently anticipated businesses of the company.


Signed /s/ Jonathan Schull
       _______________________________
		Jonathan Schull

SoftLock Services, Inc.			Fieldcrest Corp.

/s/ Frank Knott                     /s/ Heather Zane Anderson
________________________		____________________________
Frank Knott, Chairman of the		Heather Zane Anderson, President
Board of Directors

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